Other non-financial liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Other Non-Financial Liabilities [Line Items]
Compensation-related liabilities	$ 3,248	$ 2,628	$ 4,424
of which: net defined benefit liability	455	463	449
Current tax liabilities	991	952	1,044
Deferred tax liabilities	212	261	233
VAT, withholding tax and other tax payables	514	481	472
Deferred Income	280	288	233
Other	86	62	84
Total other non-financial liabilities	$ 5,330	$ 4,673	$ 6,489